                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Larry Nichols, H. Allen Turner and Marian J. Moon, and each or any one of them, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and supplements to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


              Signature                      Title

   /s/     James L. Pate             Chairman of the Board
-----------------------------------   and Director
           James L. Pate

   /s/   J. Larry Nichols            President,
-----------------------------------   Chief Executive
         J. Larry Nichols             Officer and Director

   /s/   William T. Vaughn           Vice President Finance
-----------------------------------
         William T. Vaughn

   /s/    Danny J. Heatly            Controller
-----------------------------------
          Danny J. Heatly

   /s/  Thomas F. Ferguson           Director
-----------------------------------
        Thomas F. Ferguson

   /s/    David M. Gavrin            Director
-----------------------------------
          David M. Gavrin

   /s/  Michael E. Gellert           Director
-----------------------------------
        Michael E. Gellert

   /s/     John A. Hagg              Director
-----------------------------------
           John A. Hagg

   /s/    Henry R. Hamman            Director
-----------------------------------
          Henry R. Hamman

   /s/  William J. Johnson           Director
-----------------------------------
        William J. Johnson

              Signature                      Title

   /s/  Michael M. Kanovsky          Director
-----------------------------------
        Michael M. Kanovsky

   /s/ Robert Mosbacher, Jr.         Director
-----------------------------------
       Robert Mosbacher, Jr.

   /s/   H.R. Sanders, Jr.           Director
-----------------------------------
         H.R. Sanders, Jr.

   /s/    Terry L. Savage            Director
-----------------------------------
          Terry L. Savage

   /s/    Brent Scowcroft            Director
-----------------------------------
          Brent Scowcroft

   /s/   Robert B. Weaver            Director
-----------------------------------
         Robert B. Weaver